ADVANCED SERIES TRUST

AST Quantitative Modeling Portfolio

Supplement dated November 24, 2021

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and the Summary Prospectus for the AST Quantitative Modeling Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and SAI.

Investment Strategy Changes, New Subadvisory Arrangements, Amended Management Agreement, and Rule 12b-1 Shareholder Services and Distribution Plan

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved changes to the Portfolio that are contingent on shareholder approval of an amendment to the Portfolio's investment management agreement and applying the AST Shareholder Services and Distribution Plan to the Portfolio, as further discussed below. The Board approved:

(i)Changing the Portfolio's principal investment strategy to move from a fund-of-funds structure that invests Portfolio assets in underlying funds to a structure that primarily relies on direct investments through multiple sleeves to achieve the Portfolio's investment objective.

Currently, the Portfolio operates as a fund-of-funds by investing approximately 100% of its assets in other underlying funds (primarily composed of Trust portfolios). If the new strategy is implemented, the Portfolio will no longer invest primarily in other funds. Instead, the Portfolio will implement its investment strategy through the direct purchase and sale of equity and debt securities and the use of other financial instruments, which will be approximately 75% of its assets. In addition, the Portfolio will continue to invest approximately 25% of its assets in underlying funds.

(ii)A New subadvisory agreement for the Portfolio in order to add PGIM Fixed Income, a business unit of PGIM, Inc, PGIM Limited and Jennison Associates LLC as additional subadvisers to the Portfolio.

(iii)Amending the Portfolio's investment management agreement, subject to shareholder approval, to reflect the Portfolio's transition from a fund-of-funds to a strategy that primarily relies on direct investment to achieve the Portfolio's investment objective, which includes an increase in the investment management fees to be paid by the Portfolio. While the management fee will increase, the net operating expense ratio for the Portfolio is expected to decrease, benefitting Portfolio shareholders.

(iv)the Advanced Series Trust Shareholder Services and Distribution Plan (the 12b-1 Plan) for the Portfolio, subject to shareholder approval. As the Portfolio was previously structured as funds-of-funds, this 12b-1 Plan did not apply to the Portfolio previously. Notwithstanding the fee increase due to the 12b-1 Plan, the net operating expense ratio for the Portfolio is expected to decrease, benefitting Portfolio shareholders.

More detailed information relating to the above-described changes will be contained in a proxy statement soliciting the required shareholder approval of the amended investment management agreement and the 12b-1 Plan. It is anticipated that the proxy statement will be mailed to beneficial shareholders of the Portfolio in December 2021, and that the special meeting of shareholders of the Portfolio will be held on or about February 16, 2022.

If shareholders approve the amended investment management agreement and the 12b-1 Plan, the changes described above are expected to become effective on or about April 25, 2022. The Portfolio's Summary Prospectus, Prospectus and SAI will be amended to reflect these changes after such shareholder approval. In addition, detailed information relating to such changes will be made available to beneficial shareholders of the Portfolio in an Information Statement, which will be posted to the Portfolio's website within 90 days of the effective date of the changes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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